Exhibit 99.1

JOHNSON & WEAVER, LLP
Frank J. Johnson (SBN 174882)
FrankJ@johnsonandweaver.com
Brett M. Weaver (SBN 204715)
BrettW@johnsonandweaver.com
Shawn E. Fields (SBN 255267)
ShawnF@johnsonandweaver.com
110 West A Street, Suite 750
San Diego, California 92101
Telephone: (619) 230-0063
Facsimile: (619) 255-1856

Lead Counsel for Plaintiffs

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF CALIFORNIA

IN RE MAXWELL TECHNOLOGIES INC., DERIVATIVE LITIGATION, This Document Relates To: ALL ACTIONS.	) ) ) ) ) ) ) ) )	Lead Case No. 13-CV-966-BEN (RBB) (Derivative Action) Hon. Roger T. Benitez
NOTICE OF PENDENCY AND PROPOSED
SETTLEMENT OF SHAREHOLDER DERIVATIVE ACTIONS

TO:    ALL RECORD OR BENEFICIAL OWNERS OF COMMON STOCK OF MAXWELL TECHNOLOGIES, INC. AS OF DECEMBER 10, 2014:

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. IT CONTAINS IMPORTANT INFORMATION ABOUT YOUR LEGAL RIGHTS.

THIS NOTICE RELATES TO A PROPOSED SETTLEMENT OF SHAREHOLDER DERIVATIVE AND OTHER ACTIONS (THE “ACTIONS”) AND CLAIMS ASSERTED ON BEHALF OF MAXWELL TECHNOLOGIES, INC. (“MAXWELL” OR THE “COMPANY”).

IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE ACTIONS, SHAREHOLDERS OF MAXWELL WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.

THESE ACTIONS ARE NOT “CLASS ACTIONS.” THUS, THERE IS NO COMMON FUND UPON WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.

PURPOSE OF THIS NOTICE

This Notice of Pendency and Proposed Settlement of Shareholder Derivative and Other Actions (the “Notice”) is provided to Maxwell stockholders pursuant to an order of the United States District Court for the Southern District of California (the “Court”). This is not a solicitation from a lawyer.

The purpose of this Notice is to advise you that, pursuant to the Court’s Preliminary Approval and Scheduling Order, a hearing will be held on March 16, 2015 at 10:30 a.m., before the Honorable Roger T. Benitez, Edward J. Schwartz United States Courthouse, Courtroom 5A, Suite 5135, 221 West Broadway, San Diego, CA 92101, (or at such a date and time as the Court may

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direct without further notice) (the “Settlement Hearing”) to determine whether: (i) the terms of a proposed settlement (the “Settlement”) of the Actions as described below are fair, reasonable, and adequate, and in the best interests of Maxwell; (ii) Plaintiffs’ motion for an award of attorneys’ fees and expenses should be approved; and (iii) the service awards to Plaintiffs, as described below, should be approved.

The terms and conditions of the proposed Settlement are summarized in this Notice and set forth in full in the Stipulation. You have an opportunity to be heard at this hearing.

The Court has not determined the merits of Plaintiffs’ claims or Defendants’ defenses. By this Notice, the Court does not express any opinion as to the merits of any claim or defense asserted by any party in the Actions.

BACKGROUND OF THE ACTIONS

On April 11, 2013, Plaintiff Evan Warsh filed Warsh v. Schramm, Case No. 37-2013-00043884-CU-BT-CTL, a shareholder derivative action, in the Superior Court of California, San Diego County (the “State Court”). On April 18, 2013, Plaintiff Stephen Neville filed a substantially similar shareholder derivative complaint on behalf of Maxwell in the State Court, Neville v. Cortes, Case No. 37-2013-00044911-CU-CT-CTL. These two actions were consolidated by the State Court (the “State Derivative Action”). On April 23, 2013, Plaintiff Walter Kienzle filed Kienzle v. Schramm et al., Case No. 13-CV-966, a substantially similar derivative action on behalf of Maxwell. On May 7, 2013, Plaintiff Sameer Agrawal filed Agrawal v. Cortes et al., Case No. 13-CV-1084, another substantially similar derivative action on behalf of Maxwell. The Kienzle and Agrawal cases were consolidated as In re Maxwell Technologies, Inc. Derivative Litigation, Case No. 13-CV-966 (the “Federal Derivative Action”). Ultimately, the State Derivative Action was stayed in favor of the Federal Derivative Action by order of the State Court dated November 1, 2013. On November 14, 2013, Plaintiff Neville sued in the State Court for a writ of mandamus to force Maxwell to produce documents in response to his demand to inspect the Company’s books and records pursuant to Cal. Corp. Code § 1601 (the “Cal. Corp. Code § 1601 Action”).

The Actions alleged, among other things, that since April 28, 2011 and/or thereafter, the individual defendants breached their fiduciary duties as directors and/or officers of Maxwell by causing the Company to violate federal and state law regarding the representations made by Maxwell to the public regarding its consolidated financial statements as they related to the recognition of certain of the Company’s revenues, and by knowingly or recklessly failing to implement or maintain effective internal controls to ensure that the Company complied with applicable laws and regulations. The State and Federal Derivative Actions asserted claims for, among other things, breach of fiduciary duty and unjust enrichment under Delaware law. The Actions sought damages and injunctive relief.

On January 30, 2014, the Plaintiffs filed a Verified Consolidated Shareholder Derivative Complaint in the Federal Derivative Action. Defendants in the Federal Derivative Action filed motions to dismiss on March 6, 2014, which Plaintiffs opposed on April 4, 2014. The Federal Court granted Maxwell’s motion to dismiss for failure to plead demand futility on May 28, 2014, and denied the Individual Defendants’ motions to dismiss as moot. Plaintiffs in the Federal Derivative Action then filed a Verified Amended Consolidated Shareholder Derivative Complaint (“Amended Consolidated Complaint”) on July 10, 2014. Maxwell and the Individual Defendants filed motions to dismiss on August 18, 2014 which have not yet been adjudicated. On November 1, 2013, the State Derivative Action was stayed in favor of the Federal Derivative Action by Court order. On January 25, 2014, Maxwell filed a demurrer seeking dismissal of the Cal. Corp. Code § 1601 Action. On July 18, 2014, Maxwell’s demurrer was denied and a trial date was scheduled for April 10, 2015.

The Individual Defendants have denied and continue to deny each and all of the claims alleged or asserted in the Actions. The Individual Defendants have expressly denied and continue to deny all charges of wrongdoing or liability against them and maintain that at all times they appropriately and in good faith fulfilled their fiduciary duties to the Company and its shareholders and complied with all applicable laws and regulations.

THE SETTLEMENT DISCUSSIONS

In July 2014, Plaintiffs, Maxwell, and the Individual Defendants first discussed the possibility of reaching an informal resolution of the cases through mediation, and ultimately agreed to participate in a mediation in New York, New York before JAMS mediator Jed D. Melnick, Esq. In advance of the mediation, Plaintiffs’ Counsel submitted a detailed settlement demand on July 21, 2014, which outlined a proposal for informal resolution of the matter. Maxwell responded to this settlement demand on August 8, 2014. Plaintiffs, Maxwell, and the Individual Defendants also exchanged confidential mediation briefs on August 7, 2014.

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Plaintiffs, Maxwell, and the Individual Defendants participated in an all-day mediation before Mr. Melnick on August 21, 2014. Substantial negotiations took place throughout the day, extensive drafts of settlement offers and counteroffers were exchanged, and the mediation continued well into the evening. At the end of the mediation, Plaintiffs, Maxwell, and the Individual Defendants reached agreement on the substantive terms of the settlement. Plaintiffs, Maxwell, and the Individual Defendants continued their negotiations in the weeks following the mediation and reached agreement on other terms concerning the settlement, but never reached any agreement regarding any attorneys’ fees or costs to Plaintiffs’ counsel for the benefits procured by the Settlement.

On September 19, 2014, the Plaintiffs, Maxwell, and the Individual Defendants signed a Memorandum of Understanding (“MOU”) to settle the Actions. As indicated above, Plaintiffs, Maxwell, and the Individual Defendants have not yet reached an agreement on attorneys’ fees to be paid to Plaintiffs’ Counsel for the benefit conferred upon Maxwell through the settlement. Plaintiffs intend to seek an award of attorneys’ fees and costs from the Court in an amount not to exceed $1.5 million, and Maxwell and the Individual Defendants have the right to oppose the amount of the fees and costs sought. In addition, Plaintiffs’ Counsel may apply to the Court for a service award of up to $2,500 for each of the four Plaintiffs, only to be paid upon Court approval, in recognition of those Plaintiffs’ participation and effort in the prosecution of the Actions (the “Service Awards”). The Service Awards, if approved by the Court, shall be paid to Plaintiffs from the Fee and Expense Amount.

SUMMARY OF SETTLEMENT TERMS

Pursuant to the settlement of the Actions, after the Judgment becomes final, Maxwell will implement the corporate governance terms identified in Exhibit A to the Stipulation (the “Corporate Governance Reforms”) in accordance with the terms of Exhibit A. The full text of the Corporate Governance Terms may be found at http://investors.maxwell.com/phoenix.zhtml?c=94560&p=irol-IRHome and at www.johnsonandweaver.com, www.bottinilaw.com, and www.hfesq.com. Specifically, Maxwell has made improvements to the Company’s policies and procedures concerning the Company’s compliance with applicable laws and regulations, as well as enhancing Board oversight of the Company’s compliance function. These changes and enhancements were made, in part, to address the allegations in the Actions.

The Settlement calls for Plaintiffs (on behalf of themselves and derivatively, on behalf of Maxwell) to release all Released Claims against the Released Persons, as defined in the Stipulation. The term “Released Claims” collectively means any and all claims for relief (including “Unknown Claims” as defined in the Stipulation), rights, demands, causes of action, liabilities, debts, obligations, matters, issues, and suits of every nature and description whatsoever, including without limitation, claims for negligence, gross negligence, breach of fiduciary duty or corporate waste, whether known or unknown, contingent or absolute, matured or unmatured, discoverable or undiscoverable, whether or not concealed or hidden, whether based on federal, state, local, statutory, foreign, or common law or any other law, rule, or regulation, including Unknown Claims, that have been alleged or asserted or could have been alleged or asserted in any pleading or forum by Plaintiffs, or any other shareholder of Maxwell, derivatively on behalf of Maxwell against any Released Persons (as defined in the Stipulation) arising from or relating to the facts, events, transactions, acts, disclosures, statements, alleged omissions or failures to act, or any other circumstance alleged, set forth or referred to by Plaintiffs in the Actions. Excluded from the term “Released Claims” are all claims alleged in the Federal Securities Class Action and claims to enforce the Settlement.

PLAINTIFFS’ COUNSEL’S POSITION CONCERNING SETTLEMENT

Plaintiffs’ Counsel believe that the Actions have substantial merit, and Plaintiffs’ entry into the Stipulation is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the claims alleged in the Actions. However, Plaintiffs and their counsel recognize and acknowledge the significant risk, expense, and length of continued proceedings necessary to prosecute the Actions against the Individual Defendants through trial and through possible appeals. Plaintiffs’ Counsel also have taken into account the uncertain outcome and the risk of any litigation, especially in complex cases such as the Actions, as well as the difficulties and delays inherent in such litigation.

Plaintiffs’ Counsel have conducted an extensive investigation including reviewing and analyzing numerous corporate filings by the Company with the SEC, other related publicly available information, and thousands of pages of non-public confirmatory discovery documents from Defendants. Plaintiffs’ Counsel also analyzed the Company’s corporate governance practices. Based on their thorough review and analysis of the relevant facts, allegations, defenses, and controlling legal principles, Plaintiffs’ Counsel believe that the Settlement set forth in the Stipulation is fair, reasonable, and adequate, and confers substantial benefits upon Maxwell and its shareholders. Based upon Plaintiffs’ Counsel’s evaluation, the Plaintiffs have determined that the

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Settlement is in the best interests of Maxwell and its shareholders and have agreed to settle the Actions upon the terms and subject to the conditions set forth in the Stipulation.

DEFENDANTS’ POSITION CONCERNING SETTLEMENT

The Individual Defendants have denied and continue to deny that they have committed, threatened, or attempted to commit, any violations of law, or breached any duty owed to Plaintiffs, Maxwell, or its shareholders. Without admitting the validity of any allegations or assertions made in any of the Actions, or any liability with respect thereto, however, the Individual Defendants have concluded that it is desirable that the claims against them be settled on the terms reflected in the Stipulation. Further, the Individual Defendants and Maxwell are entering into this Settlement because it will eliminate the uncertainty, distraction, disruption, burden, risk, and expense of further litigation. In addition, Maxwell acknowledges that the Settlement confers benefits on Maxwell.

NOTICE OF HEARING ON PROPOSED SETTLEMENT
A Settlement Hearing will be held on March 16, 2015 at 10:30 a.m., before the Honorable Roger T. Benitez, Edward J. Schwartz United States Courthouse, Courtroom 5A, Suite 5135, 221 West Broadway, San Diego, CA 92101 (or at such a date and time as the Court may direct without further notice), for the purpose of determining: (a) whether the proposed Settlement, as set forth in the Stipulation, should be approved by the Court as fair, reasonable, and adequate to Maxwell and its shareholders, including Plaintiffs; (b) whether the Notice fully satisfied the requirements of F.R.C.P. 23.1 and due process; (c) whether the Judgment should be entered dismissing the Federal Derivative Action with prejudice and directing Plaintiffs to file dismissals with prejudice of the State Derivative Action and Cal. Corp. Code § 1601 Action as against the Individual Defendants and the Company pursuant to the Stipulation and releasing the Released Persons from the Released Claims; (d) whether the payment of the Fee and Expense Award and Service Awards should be approved; and (e) any other matters that come before the Court.

The Court may adjourn the Settlement Hearing by oral or other announcement at such hearing or any adjournment without further notice of any kind. The Court may approve the Settlement with or without modification, enter the Judgment, and order the payment of the Fee and Expense Amount without further notice of any kind.

THE RIGHT TO BE HEARD AT THE SETTLEMENT HEARING
Any Maxwell shareholder may appear and show cause, if he, she, or it has any reason why the Settlement of the Actions embodied in the Stipulation should not be approved as fair, reasonable, and adequate, or why the Judgment should or should not be entered hereon, or why the Fee and Expense Amount or Service Awards should not be awarded. To object, the shareholder must: (a) file a written objection, stating the case name and number, In re Maxwell Technologies, Inc. Derivative Litigation, Case No. 13-CV-966, and stating all reasons for the objection; (b) give proof of current ownership of Maxwell stock as well as documentary evidence of when such stock ownership was acquired; (c) clearly identify any and all evidence that would be presented at the Settlement Hearing in connection with such objections; and (d) identify any case, by name, court, and docket number, in which the objector or his, her, or its attorney, if any, has objected to a settlement in the last three years. Any written objections shall be filed with Clerk of the Court at least fourteen (14) days prior to the Settlement Hearing, at the below address:

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CLERK OF THE COURT

Edward J. Schwartz United States Courthouse
Courtroom 5A, Suite 5135
221 West Broadway
San Diego, CA 92101

and copies of such objections shall be served at the same time upon the following by first-class mail:

Counsel for Plaintiffs:

Frank J. Johnson
Johnson & Weaver, llp
110 West A Street, Suite 750
San Diego, California 92101
Telephone: (619) 230-0063
Facsimile: (619) 255-1856

Francis A. Bottini, Jr.
Bottini & Bottini, inc.
7817 Ivanhoe Ave., Suite 102
La Jolla, California 92037
Telephone: (858) 914-2001
Facsimile: (858) 914-2002

Counsel for Defendants:

Jerome F. Birn, Jr.
Wilson, Sonsini, Goodrich & Rosati
650 Page Mill Road
Palo Alto, California 94304
Telephone: (650) 493-9300
Facsimile: (650) 493-6811

Counsel for Nominal Defendant Maxwell Technologies, Inc., Jose L. Cortes, Roger Howsmon, Burkhard Goeschel, Jean Lavigne, Mark Rossi, Robert Guyett, Yon Yoon Jorden, David J, Schramm, Kevin S. Royal, and George Kreigler III

Shirli Fabbri Weiss
DLA Piper llp (us)
401 B Street, Suite 1700
San Diego, California 92101-4297
Telephone:  (619) 699-2700
Facsimile:  (619) 699-2701

Counsel for Defendant Van Andrews

Any Maxwell shareholder wishing to be heard at the Settlement Hearing is required to include a notice of intention to appear at the Settlement Hearing together with his, her, or its written objection.

Any Maxwell shareholder who does not make his, her, or its objection in the manner provided in the preceding paragraph of this Notice shall be deemed to have waived such objection and shall forever be foreclosed from: (a) making any objections to the fairness, adequacy, or reasonableness of the Settlement; or (b) making any objections to the fairness and reasonableness of the Fee and Expense Amount or Service Awards.

FURTHER INFORMATION

Further information regarding the Actions and this Notice may be obtained by writing Plaintiffs’ Counsel at the following address: Francis A. Bottini, Jr., Bottini & Bottini, Inc., 7817 Ivanhoe Ave., Suite 102, La Jolla, California 92037.

The pleadings and other records of the Actions as well as the Stipulation filed with the Court may be examined and copied at any time during regular office hours at the Office of the Clerk, Edward J. Schwartz United States Courthouse, Courtroom 5A, Suite 5135, 221 West Broadway, San Diego, CA 92101. Additionally, the Stipulation, this Notice and certain other settlement related documents may be examined at http://investors.maxwell.com/phoenix.zhtml?c=94560&p=irol-IRHome, www.johnsonandweaver.com, www.bottinilaw.com, and www.hfesq.com.

PLEASE DO NOT TELEPHONE THE COURT OR THE CLERK’S OFFICE
REGARDING THIS NOTICE.

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